A Brighter View

NAREIT REITWorld Investor Forum

November 2012

MAA

REIT World 2012

Strategy For Value Creation

- Full Cycle Performance Objective
  - High quality recurring cash flow
  - Secure, growing dividend
  - Superior long-term total shareholder return
- Focused on High Growth Sunbelt Region
  - Superior long-term "demand" performance
  - Competitive advantages to "supply" pressures
  - Strategy lessens typical "supply" pressures
- Unique Portfolio and Market Strategy
  - Two tier market portfolio strategy
  - Competitive results in up cycle
  - Stable results in down cycle
- Disciplined Capital Deployment
  - Focus on value add acquisitions
  - Opportunistic approach
  - Limited new development





MAA

Superior Long Term Performance Profile

- Uninterrupted and never decreasing quarterly cash dividends since IPO in 1994
- FFO payout ratio at 59% for 2012 as compared to sector average of 63%
- AFFO payout ratio at 68% for 2012 as compared to sector average of 75%


$5.00
$4.50
$4.00
$3.50
$3.00
$2.50
$2.00
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 Fcst
FFO per Share
Dividend per Share

FFO/Share for 2003 and 2010 excludes non-routine items.

- Annual total compounded return to MAA shareholders over last 5 years was 9.8% and was 16.8% over last 10 years

MAA

Positive Outlook for Leasing Fundamentals

Employment growth in MAA's markets expected to outpace the national average.

Sunbelt Job Growth Expected to be Outsized
Apartment REIT same store portfolio weighted average next twelve month job growth


1.9%
1.7%
1.7%
1.4%
1.4%
1.4%
1.3%
1.3%
1.3%
1.0%
1.5%
PPS
MAA
CPT
ESS
BRE
EQR
AVB
UDR
AIV
HME
US

Strong Job Growth & Household Formation Region
Affordable, lower taxes, pro-business, extensive logistics infrastructure, lower labor costs



MAA Concentration – Gross Real Assets
• > $200MM • $100MM – $200 MM • $55MM - $100MM • < $55MM

Source: Bureau of Labor Statistics, Economy.com, Zelman & Associates September 24, 2012

MAA

Positive Outlook for Leasing Fundamentals

- Not the typical Sunbelt Region exposure to supply risks
- MAA's "two-tier market" portfolio strategy drives down risks/volatility while continuing to capture the superior demand side characteristics of the region
- Permitting trends favor MAA strategy



New Jobs Per Multifamily Completion
16
14
12
10
8
6
4
2
-
2011
2012
2013
Large MAA Markets
Secondary MAA Markets

Over the last up cycle (2004-2007), the ratio of new jobs to multifamily completions in our markets averaged 7 to 1. The projected ratios for 2012 and 2013 far exceed the average while the secondary market segment is expected to outperform in 2013 as supply from recent permitting ramps up more in the large markets.

Source: Census Bureau, Moody's economy.com



Annual Employment Growth
3.9%
3.4%
2.9%
2.4%
1.9%
1.4%
0.9%
2012
2013
2014
2015
2016
National MSA Average
MAA Large Markets
MAA Secondary Markets
MAA All Markets

While permitting is increasing in the large markets relative to secondary markets, job growth in these markets is expected to outpace the average, helping to offset the impact of new supply.

Source: Moody's economy.com

Positive Outlook for Leasing Fundamentals

- 3Q12 same store physical occupancy ended at 96.1%
- Leasing traffic running well ahead of prior year
- 3Q12 renewal pricing up 6.1%; new lease pricing up 2.8%
- Resident turnover near historic low



Same Store Average Effective Rent/Income
19%
18%
17%
16%
18.1%
17.8%
16.6%
16.4%
16.7%
2008
2009
2010
2011
YTD 2012

MAA

Positive Outlook for Leasing Fundamentals

Same Store NOI Growth vs FFO



14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
-2.0%
-4.0%
-6.0%
-8.0%
$1.20
$1.15
$1.10
$1.05
$1.00
$0.95
$0.90
$0.85
$0.80
$0.75
$0.70
$0.65
$0.60
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
LARGE MARKETS
SECONDARY MARKETS
FFO/Share

MAA's 60/40 gross asset split between large and secondary markets enables us to capture the higher growth prospects of the large markets while also benefitting from the stability of the secondary markets, minimizing the volatility of core FFO over the full cycle.

Future Expectations

- Job growth in MAA's secondary markets is expected to exceed the national market average in each of the next 4 years
- Further supporting strong outlook is a new permitting outlook that to date is increasing at a significantly slower rate than other segments of the market
  - Up 44% YOY in secondary markets
  - Up 65% YOY nationally and almost 80% in the top 25 institutional markets
- Secondary markets with strong supply/demand fundamentals include:
  - San Antonio (2.9% of gross assets) with a 2013 job to completion ratio of 11:1
  - Greenville, SC (2.4% of gross assets) with essentially no permitting over the last 3 years
  - Little Rock (2.0% of gross assets) with projected long term job growth well above national average

MAA

Positive Outlook for Leasing Fundamentals

Move Outs Due to Buying/Renting a House

- Lifestyle choices increasingly drive housing product decisions
- Factors driving single family market recovery are positive for multifamily
- Move outs to buy a house peaked in 2006 at almost 30% of total move outs
- While some increase in the number of move outs to buy a house is expected, we don't anticipate a return to the levels of 2005-07 due to more prudent lending decisions and changes in attitudes about home ownership
- Furthermore, MAA's market segmentation provides a natural hedge against home buying as history has consistently shown that home buying as a percent of move outs in our secondary markets is lower than our large markets

	3Q12	2Q12	3Q11
Buy a house	17.6%	18.3%	16.8%
Rent a house	6.3%	5.8%	5.6%

MAA

Redevelopment Opportunities

Active Redevelopment Program Will Further Support Revenue Growth Opportunities

- $20M in redevelopment investment in 2010/2011 with 4,900 units renovated
- 2,633 units renovated in YTD 2012 with average rental rate increases for renovated units of 10% above non-renovated units off average unit spend of $4,014
- 12,000-14,000 additional units across portfolio identified for redevelopment assessment
- Expect to invest a total of approximately $12M in 2012 to renovate 3,000-3,500 units with forecasted average rental rate increases of 8%-9% above non-renovated units







MAA

Robust External Growth

- Significant deal flow and opportunities as a result of long established regional focus and in-place networks.
- Extensive market and sub-market knowledge supports accurate and timely analysis.
- Strong property management and asset management capabilities support accurate underwriting and ability to identify opportunities.
- Strong balance sheet enables quick and assured execution for sellers.
- Strong execution capabilities enables ability to handle more complex transactions/more attractive opportunities.
- Competitive advantage within region and markets drives ability to outperform market norms and create value; versus hyper competitive environment in heavy institutional markets where value creation is more challenged.

Acquisition/Development Volume ($000's)



$450,000
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$-
$25,900
$212,480
$6,800
$141,300
$16,000
$271,900
$38,000
$387,340
$80,000 to $85,000
$345,000 to $400,000
2008
2009
2010
2011
2012F
Acquisitions
Development

Since 2008, external growth through acquisitions and development has averaged over $300 million per year

Total external growth exceeded $400 million in 2011 and has already reached $400 million in 2012.

Creating Value through External Growth

NOI Operating Margin



Pre Acquisition Operating Margin, 52.1%
2011 Operating Margin, 55.2%

Total Property Value ($000's)



27%
Aggregate Purchase Price, $613,196
Aggregate Value, $780,266

- Significant improvement in operating margins drives value creation
- MAA able to create value that less sophisticated operating platforms are unable to achieve
- Capabilities and platform strength include:
  - Yield management systems and aggressive pricing management practices
  - Sophisticated utility management and bill-back capabilities
  - Superior inventory management capabilities
  - Disciplined lease approval and qualifying standards
  - Proactive collections
  - Highly automated leasing and lease renewal programs
  - Extensive training and on-site skills development
  - Active and "hands on" management approach

Note: Analysis based on all fully stabilized properties acquired since 2003 (total of 22 properties). Aggregate current value ($780MM) determined by using same cap rate at time of purchase against the higher NOI achieved by the MAA platform.

MAA

Disciplined Approach to New Development

Cool Springs (428 units in Nashville)
- 301 units leased 9/30/12
- Expected stabilization 4Q13
- Expected stabilized yield of 7.5%

Ridge at Chenal Valley (312 units in Little Rock)
- 214 units leased 9/30/12
- Expected stabilization 3Q13
- Expected stabilized yield of 8%

1225 South Church Phase II (210 units in Charlotte)
- Expected initial occupancy 1Q13
- Expected stabilization 1Q14
- Expected stabilized yield of 8%

River's Walk (270 units in Charleston)
- Expected initial occupancy 2Q13
- Expected stabilization 4Q14
- Expected stabilized yield of 8%

220 Riverside (294 units in Jacksonville)
- Expected construction start 4Q12
- Expected initial occupancy mid-2014
- Expected stabilized yield of 7.5% to 8%





MAA

Disciplined and Opportunistic Acquisitions Driving Robust Growth

Property	Market Tier	Market	State	Acquisition Date	Price	Units	Age	Effective Rent Per Unit	Ownership
Acquired during 2010									
Grand Cypress	Large	Houston	TX	4/30/2010	$23,100	312	4	$1,018	Joint-Venture
535 Brookwood	Secondary	Greenville	SC	6/24/2010	20,200	256	4	872	Wholly-owned
Avondale at Kennesaw Farms	Large	Nashville	TN	6/29/2010	26,250	288	3	904	Wholly-owned
Verandas at Sam Ridley	Large	Nashville	TN	8/12/2010	32,000	336	3	934	Wholly-owned
Hue	Large	Raleigh	NC	8/17/2010	33,600	208	3	1,381	Wholly-owned
Times Square at Craig Ranch	Large	DFW	TX	8/26/2010	31,250	313	3	1,101	Wholly-owned
LaValencia	Large	DFW	TX	8/27/2010	29,750	270	3	1,162	Wholly-owned
Venue at Stonebridge Ranch	Large	DFW	TX	9/1/2010	18,750	250	12	886	Joint-Venture
Bella Casita	Large	DFW	TX	12/1/2010	29,500	271	5	1,058	Wholly-owned
1225 South Church Phase I	Large	Charlotte	NC	12/13/2010	27,500	196	2	1,189	Wholly-owned
Subtotal					$271,900	2,700		$1,050	
Acquired during 2011									
Alamo Ranch	Secondary	San Antonio	TX	1/12/2011	$30,000	340	3	$904	Wholly-owned
Verandas at SouthWood	Secondary	Tallahassee	FL	3/29/2011	24,825	300	9	980	Joint-Venture
Retreat @ Magnolia Parke	Secondary	Gainesville	FL	4/20/2011	18,700	204	4	967	Wholly-owned
Atlantic Crossing	Large	Jacksonville	FL	4/29/2011	24,100	200	4	1,140	Wholly-owned
Hamptons at Hunton Park	Secondary	Richmond	VA	6/1/2011	41,050	300	9	1,233	Wholly-owned
Avala @ Savannah Quarters	Secondary	Savannah	GA	6/13/2011	26,625	256	3	945	Wholly-owned
Tattersall @ Tapestry Park	Large	Jacksonville	FL	6/23/2011	42,800	279	3	1,237	Wholly-owned
Birchall at Ross Bridge	Secondary	Birmingham	AL	8/25/2011	31,740	240	4	1,246	Wholly-owned
Legends at Lowe's Farm	Large	DFW	TX	9/19/2011	46,700	456	4	1,024	Wholly-owned
Indian Lake Village	Large	Nashville	TN	10/18/2011	33,300	300	2	984	Wholly-owned
Palisades @ Chenal Valley	Secondary	Little Rock	AR	11/30/2011	28,100	248	6	1,104	Wholly-owned
River's Walk @ Celebrate Virginia	Secondary	Fredericksburg	VA	12/8/2011	39,400	232	1	1,341	Wholly-owned
Subtotal					$387,340	3,355		$1,092	
Acquired during YTD 2012									
Adalay Bay	Secondary	Chesapeake	VA	4/2/2012	$37,000	240	10	$1,260	Wholly-owned
Legacy at Western Oaks	Large	Austin	TX	4/5/2012	56,500	479	11	1,104	Wholly-owned
Allure in Buckhead Village	Large	Atlanta	GA	5/10/2012	33,550	230	10	1,102	Wholly-owned
Allure at Brookwood	Large	Atlanta	GA	7/23/2012	64,250	349	4	1,329	Wholly-owned
Retreat at Lake Nona	Large	Orlando	FL	8/20/2012	49,500	394	7	990	Wholly-owned
The Haven at Blanco	Secondary	San Antonio	TX	8/30/2012	51,775	436	2	1,110	Wholly-owned
Market Station	Secondary	Kansas City	MO	9/20/2012	52,500	323	2	1,231	Wholly-owned
Subtotal					$345,075	2,451		$1,161	
Total					$1,004,315	8,506	5	$1,094	

MAA

Active Capital Recycling

MAA is taking advantage of the current environment to sell properties in certain submarkets that no longer fit our long term property profile.

Recycling capital by using the proceeds from dispositions of properties with an average effective rent per unit of $676 to buy properties with an average effective rent per unit of $1,161

Property	Market Tier	Market	State	Disposition Date	Disposition Price	Units	Age	Effective Rent Per Unit	Ownership
Lodge at Timberglen	Large	Dallas	TX	8/16/2011	$11,050	260	28	$600	Wholly-owned
Westborough Crossing	Large	Houston	TX	12/29/2011	12,900	274	27	648	Wholly-owned
Subtotal					$23,950	534		624	
Kenwood Club	Large	Houston	TX	1/12/2012	$22,550	320	12	786	Wholly-owned
Cedar Mill	Secondary	Memphis	TN	2/9/2012	7,250	276	36	588	Wholly-owned
Celery Stalk	Large	DFW	TX	6/7/2012	22,500	410	34	683	Wholly-owned
Westbury Springs	Large	Atlanta	GA	7/25/2012	5,350	150	29	636	Wholly-owned
Hidden Lake	Large	Atlanta	GA	7/25/2012	13,000	320	26	644	Wholly-owned
Park Walk	Large	Atlanta	GA	7/26/2012	3,100	124	27	580	Wholly-owned
TPC Florence	Secondary	Cincinnati	OH	8/1/2012	14,700	200	18	774	Wholly-owned
Fairways at Royal Oak	Secondary	Cincinnati	OH	8/6/2012	11,150	214	24	697	Wholly-owned
Walden Run	Large	Atlanta	GA	11/8/2012	13,600	240	15	694	Wholly-owned
Subtotal					$113,200	2,254		676	
Total					$137,150	2,788	25	$ 666	

MAA

Solid Balance Sheet Position

- Balance Sheet significantly strengthened over last ten years
- Total leverage (Debt + Preferred) reduced 20% over last ten years
- Leverage and coverage ratios in position to support full IGR
- Reduced interest rate risk through increasing fixed rate duration



$5.00
$4.50
$4.00
$3.50
$3.00
$2.50
$2.00
70%
65%
60%
55%
50%
45%
40%
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012Fcst
FFO/Share
Debt+Pref/Gross Assets



MAA Debt/Market Cap 9/30/2012
$1.7B
Debt
38%
$2.8B
Common
Equity
62%

FFO/Share for 2003 and 2010 excludes non-routine items.

MAA

Positioning Balance Sheet for Future

- Received Investment Grade Rating from Moody's and Fitch
  - Baa2 Moody's
  - BBB Fitch
  - Pursuing S&P rating
- Strong balance sheet and credit metrics support continued discipline growth and value creation
- Percent of unencumbered assets to total gross assets has more than doubled to over 51% in the past year



Net Debt to EBITDA
7.4x
7.0x
4Q 2009
3Q 2012
Fixed Charge Coverage
2.7x
4.3x
4Q 2009
3Q 2012
Net Debt to Gross Assets
49.8%
44.7%
4Q 2009
3Q 2012

MAA

Attractive Pricing Opportunity

- MAA is currently priced at an implied cap rate discount to the sector average.
- However, MAA's historical long-term internal same store growth (and overall FFO growth) performance exceeds the sector average; established record of exceeding regional 'market' performance levels and sector 'averages'.
- Outlook for continued 'out-performance' is positive.
- Through the 3rd quarter of 2012, MAA has disposed of approximately $100 million of assets YTD with an average age of 24 years and a blended cap rate of 6.9%

Total Implied Unleveraged Return


10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
2.7%
5.4%
2.8%
6.3%
Sector Average
MAA
Market Implied Cap Rate

Implied 10 Year IRR:

- MAA outperforms by 100 bps on unleveraged basis with continued cap rate discount.
- MAA outperforms by 190 bps on a leveraged basis.
- MAA outperforms by 380 bps on a leveraged basis by capturing the sector's current average cap rate.

Source: Cap rate data from BMO Capital Markets Update (11/5/12) and same store data from Green Street Aug '12 Residential Sector Update (last full cycle 2004-2012).

MAA

Superior Long Term Performance Profile

- Proven ability to deliver long-term superior earnings growth and shareholder performance
- Ability to capture returns to capital that compare favorably to other strategies, and with lower risks and volatility
- Disciplined capital deployment and ability to create a competitive advantage for shareholder capital drives long-term outperformance

FFO/Share Compounded Annual Growth Rate (2000-2011)



4%
2%
0%
-2%
-4%
-6%
-8%
-10%
ESS
MAA
AVB
HME
EQR
UDR
BRE
AEC
CPT
PPS
CLP
AIV

Source: SNL Financial 4/30/12

Annual Compounded Total Shareholder Return
(October 31, 2012)

	MAA	Sector Avg.
5 Year	9.8%	6.9%
10 Year	16.8%	13.2%
Since IPO*	13.6%	10.9%

* Sector Average of companies public at MAA IPO 1/28/1994

MAA's Long-Term Same Store Growth Is Competitive With Sector Average
(2004-2011)

	MAA	Sector Avg.
Revenue	2.4%	2.4%
Expense	1.9%	2.1%
NOI	2.7%	2.6%

MAA

Summary

- Strong long-term performance record for shareholders
- Established and proven public platform
- Solid internal growth prospects
- Competitive strengths enables long-term regional outperformance
- Robust external growth pipeline
- Disciplined approach to capital deployment
- Solid balance sheet position
- Well positioned to perform as compared to the sector in mature phase of recovery cycle
- Attractive buying opportunity





MAA

MAA

A Brighter View

End of Presentation

Eric Bolton
CEO
901-248-4127
eric.bolton@maac.com

Al Campbell
CFO
901-248-4169
al.campbell@maac.com

Leslie Wolfgang
Investor Relations
901-248-4126
leslie.wolfgang@maac.com

Jennifer Patrick
Investor Relations
901-435-5371
jennifer.patrick@maac.com

http://ir.maac.com